UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17CFR 270.23c-3]

1.	Investment company Act File Number: 811-23772

Date of Notification: September 24, 2026

2.	Exact name of Investment Company as Specified in the Registration Statement

Bluerock High Income Institutional Credit Fund

3.	Address of Principal Executive Offices

919 Third Avenue, 40th Floor, New York, NY 10022

4.	Check one of the following:

A.	[X]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3

B.	[ ]	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3

C.	[ ]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Jordan Ruddy
Jordan Ruddy
President

BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND REPURCHASE OFFER

September 24, 2026

*IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND (“FUND”) IS OFFERING TO REPURCHASE, FOR CASH, UP TO FIVE PERCENT (5%) OF THE FUND’S ISSUED AND OUTSTANDING SHARES (CLASS A, CLASS C, CLASS F, AND CLASS I) AT A PRICE EQUAL TO THE NET ASSET VALUE (“NAV”) OF EACH SHARE CLASS AS OF THE CLOSE OF REGULAR BUSINESS HOURS ON THE NEW YORK STOCK EXCHANGE ON THE REPURCHASE PRICING DATE (DEFINED BELOW). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s prospectus and statement of additional information.

On September 17, 2026, the NAV of the Class A Shares (IIMAX) was $22.24 per share, the NAV of the Class C Shares (IIMCX), was $22.21 per share, the NAV of the Class F Shares (IIMFX) was $22.26 per share, and the NAV of the Class I Shares (IIMWX) was $22.27 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV of each share class can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV of each share class may be obtained by calling 1-844-819-8287 and asking for the most recent price or by visiting the Fund’s website at http://www.bluerockfunds.com. Shares of the Fund are not traded on any organized market or securities exchange.

All Repurchase Request Forms must be received in proper form no later than 4:00 p.m., Eastern Time, on November 3, 2026 (or as such earlier date as your financial intermediary or broker may require). The NAV of each share class used to calculate the repurchase price will be determined on November 3, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV of each share class on the date on which you return your Repurchase Request Form. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 3, 2026. The Fund expects to make payments for all shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee (other than an early withdrawal charge for certain shareholders, as described below).

If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board, including a majority of the independent Trustees, and only in the following limited circumstances: if the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted; for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV; and for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

You should review the tax information in the Fund’s prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

Shareholders of Class A shares who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to a fee of 1.00% of the original purchase price of the Class A shares repurchased by the Fund, payable to the Fund’s distributor (an “Early Withdrawal Charge”). Shareholders of the Fund’s Class C shares who tender for repurchase Class C shares during the first year (365 days) from the purchase date will be subject to an Early Withdrawal Charge of 1.00% of the original purchase price of the Class C shares repurchased by the Fund. ALPS Distributors, Inc., the Fund’s distributor, may waive the imposition of the Early Withdrawal Charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder. Class F shares and Class I shares are not subject to an Early Withdrawal Charge.

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s investment manager, transfer agent, distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Fund’s investment manager, transfer agent, nor the Fund’s distributor is or will be obligated to insure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial professional.

BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY, November 3, 2026

Regular Mail: Bluerock High Income Institutional Credit Fund c/o DST Systems, Inc. P.O. Box 219445 Kansas City, MO 64121-9445	Overnight Mail: Bluerock High Income Institutional Credit Fund c/o DST Systems, Inc. 801 Pennsylvania Ave, Suite 219445 Kansas City, MO 64105-1307

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date. I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund’s outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis. I understand that unless this form is submitted to the Fund in good order and free from error on or before the time and date specified above, that the Fund will not be able to honor a request for repurchase of shares pursuant to this Repurchase Offer.

Early Withdrawal Charges on Class A and Class C shares - Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Additionally, Class C shares tendered for repurchase within one year (365 days) from the purchase date of such Class C shares will be subject to an early withdrawal charge of 1.00% of the original purchase price, each payable to the Fund’s distributor.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate). If tendering more than one share class, please submit a separate form for each share class:

Class of Shares to be tendered:	Class A Shares (IIMAX):_____ Class C Shares (IIMCX):_____

Class F Shares (IIMFX):_____ Class I Shares (IIMWX):_____

Full Tender:	Please tender all shares in my account.

Partial Tender:	Please tender _______________ shares from my account.

Dollar Amount:	Please tender enough shares to net $____________.

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4P/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld)

_____ I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions: Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

Medallion Signature Guarantee may be required if (i) repurchase request is greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered accounts owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-844-819-8287 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By: __________________________